Income Tax Matters	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income Tax Matters
Income tax matters

Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 42 companies at December 31, 2019 (44 companies at December 31 2018).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies which are resident in Spain and which are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2019 and 2018 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2018	7,631	2,674
Reclassification entry into force IFRIC 23	—	313
Additions	1,070	586
Disposals	(1,123)	(323)
Transfers	(882)	(250)
Translation differences and hyperinflation adjustments	(33)	(87)
Company movements and others	19	(5)
Balance at December 31, 2019	6,682	2,908

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2017	7,820	2,145
Additions	1,866	916
Disposals	(1,844)	(320)
Transfers	(79)	(204)
Translation differences and hyperinflation adjustments	(127)	130
Company movements and others	(5)	7
Balance at December 31, 2018	7,631	2,674

Main changes registered in 2019
Telefónica Mexico reversed deferred tax assets with a counterparty in Corporate income tax, amounting to 454 million euros, due to the new estimations about the time horizon in which the Group expects to recover the assets.
Telefónica Brazil recognized deferred tax assets amounting to 122 million euros, mainly generated in the year and disposals amounting to 127 million euros. In addition, Telefónica Brazil recognized deferred tax liabilities amounting to 304 million euros, mainly related to the tax amortization of goodwill.
The additions of deferred tax assets included tax credits recognized for 81 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2019 amounting to 77 million euros.
In 2019 the additions of deferred tax assets recognized for 492 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2019 included the impact of the recognition of these provisions, amounting to 207 million euros.
In 2019, the additions of tax credits from deductions were recognized in Spain, in the amount of 95 million euros.
Furthermore, in compliance with the sixteenth transitional provision of amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 209 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities.
As explained below, a partial resolution upholding the claims of Telefónica by the Tribunal Económico-Administrativo Central (TEAC) pertaining the overpayments made in 2008-2011 resulted in the collection of 702 million euros, registered in transfers of deferred tax assets.
At January 1, 2019, 313 million euros were reclassified to "Deferred tax liabilities" of the statement of financial position, due to the application of the IFRIC 23 (see Notes 3.n and 24), mainly corresponding to the balance at January 1, 2019 of the provision in relation to tax-amortized goodwill by the purchase of Vivo (see "Tax deductibility of financial goodwill in Spain" below in this note). The provision registered in addition at 2019 were 69 million euros.
The movements relating to deferred taxes recognized directly in equity in 2019 amounted to 2 million euros of additions (net position of higher deferred tax liabilities) and 12 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 157 million euros as of December 31, 2019 (307 million euros as of December 31, 2018). The amount of not recognized deferred tax liabilities associated with investments in subsidiaries amounted to 285 million euros as of December 31, 2019 (129 million euros as of December 31, 2018).
Main changes registered in 2018
In Spain, tax credits for loss carryforwards amounting to 791 million euros were capitalized in 2018, and tax credits from deductions of 477 million euros were reversed, mainly due to the effect of the ruling of the Central Economic-Administrative Court notified on January 22, 2019, partially upholding the Company's position (as shown in the section "Inspections of the Spanish tax group" in this present Note to the financial statements) in the expected schedule of realization of deferred tax assets and liabilities (see "Expected realization of deferred tax assets and liabilities" below).
Telefónica Móviles México derecognized deferred tax assets for temporary differences amounting to 327 million euros (with a balancing entry in Corporate income tax), mainly due to a change in the assumptions used within the tax framework, that affect the time horizon in which the Group expected to recover the assets.
After the completion of a deferred tax asset recoverability analysis, based in Colombia Telecomunicaciones, S.A. ESP financial projections, tax losses carryforwards amounting to 106 million euros were capitalized. Furthermore, this company applied tax loss carryforwards in 2018 amounting to 57 million euros.
Telefónica Brazil recognized tax credits for loss carryforwards amounting to 160 million euros, mainly generated in the year. The evolution of temporary differences resulted in additions and disposals of deferred tax assets amounting to 184 million euros and 271 million euros, respectively. In addition, Telefónica Brazil recognized deferred tax liabilities amounting to 415 million euros, mainly related to the tax amortization of goodwill.
Given that Venezuela is considered a hyperinflationary economy, the financial statements of Telefónica Venezolana are adjusted for inflation (see Note 3.a). The hyperinflation adjustment is not deductible according to the present tax regime in Venezuela, thus it generates deferred taxes for the differences between the accounting value and the tax value of the net assets. These deferred taxes do not represent a cash outflow and the net impact in equity will be neutral when the assets are totally amortized. The movement of these deferred taxes in 2018 generated a tax expense of 186 million euros (see Note 2).
The additions of deferred tax assets included tax credits recognized for 84 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2018 amounting to 77 million euros.
In 2018, the additions of deferred tax assets recognized for 101 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2018 include the impact of the recognition of these provisions, amounting to 215 million euros.
Furthermore, in compliance with the sixteenth transitional provision of this amended Royal Decree-Law, which requires one-fifth of the investment portfolio impairment losses which had been deductible to be included in the tax base before January 1, 2013, the Group reclassified 206 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities, corresponding to one-fifth of the tax losses affected by this law.
The impact of the initial application of IFRS 15 was a decrease of 27 million euros of deferred tax assets and increase of 164 million euros in deferred tax liabilities (see Note 2).
The movements relating to deferred tax recognized directly in equity in 2018 amounted to 89 million euros of additions (net position of more deferred tax liabilities) and 13 million euros of disposals (net position of more deferred tax assets).

Expected realization of deferred tax assets and liabilities
The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies. Under the assumptions made, the estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2019 and 2018 is as follows:

Millions of euros
12/31/2019	Total	Less than 1 year	More than 1 year
Deferred tax assets	6,682	747	5,935
Deferred tax liabilities	2,908	(17)	2,925

Millions of euros
12/31/2018	Total	Less than 1 year	More than 1 year
Deferred tax assets	7,631	1,736	5,895
Deferred tax liabilities	2,674	(9)	2,683

Deferred tax assets less than one year mainly come from the Tax Group in Spain (525 million euros in 2019 and 1,461 million euros in 2018).
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2019	12/31/2018
Tax credits for loss carryforwards	2,884	3,828
Unused tax deductions	1,459	1,422
Deferred tax assets for temporary differences	2,339	2,381
Total deferred tax assets	6,682	7,631

Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2019 and 2018 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2018	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2019
Spain	2,272	—	(16)	—	(836)	1,420
Germany	580	192	(77)	—	—	695
Latin America	976	25	(202)	—	(30)	769
Other countries	—	—	—	—	—	—
Total tax credits for loss carryforwards	3,828	217	(295)	—	(866)	2,884

Location of the company (Millions of euros)	Balance at 12/31/2017	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2018
Spain	1,500	791	(11)	—	(8)	2,272
Germany	472	185	(77)	—	—	580
Latin America	799	292	(69)	—	(46)	976
Other countries	5	—	(4)	—	(1)	—
Total tax credits for loss carryforwards	2,776	1,268	(161)	—	(55)	3,828

The Spanish tax group had unused tax loss carryforwards at December 31, 2019 amounting to 7,738 million euros:

Millions of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	4,736	219	4,517
Tax loss carryforwards generated before consolidation in the tax group	3,002	—	3,002

Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2019 amounted to 1,420 million euros (2,272 million euros at December 31, 2018). Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 513 million euros. These tax credits do not expire.
The Group companies in Germany have recognized 695 million euros of tax credits for loss carryforwards at December 31, 2019. Total unrecognized tax credits for loss carryforwards of these companies amount to 6,396 million euros. These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial position arising from the Latin American subsidiaries at December 31, 2019 amounted to 769 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amounted to 382 million euros.
Deductions
The Group has recognized 1,459 million euros of tax credits from deductions at December 31, 2019, mainly of the tax group in Spain, generated primarily from export activity, R+D+i, double taxation and donations to non-profit organizations.
In 2019, tax credits from deductions were recognized for 95 million euros. In 2018, tax credits from deductions of 477 million euros were reversed in Spain, as a consequence of the review in the expected schedule of realization of deferred tax assets and liabilities.
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2019 and 2018 are as follows:

Millions of euros	12/31/2019	12/31/2018
Goodwill and intangible assets	323	724
Property, plant and equipment	520	742
Personnel commitments	1,730	1,397
Provisions	832	895
Investments in subsidiaries, associates and other shareholdings	6	6
Inventories and receivables	273	254
Rights of use	15	—
Lease liabilities	796	—
Other	615	572
Total deferred tax assets for temporary differences	5,110	4,590
Deferred tax assets and liabilities offset	(2,771)	(2,209)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,339	2,381

Millions of euros	12/31/2019	12/31/2018
Goodwill and intangible assets	2,115	1,981
Property, plant and equipment	1,203	1,307
Personnel commitments	7	19
Provisions	385	19
Investments in subsidiaries, associates and other shareholdings	414	780
Inventories and receivables	197	185
Rights of use	800	—
Other	558	592
Total deferred tax liabilities for temporary differences	5,679	4,883
Deferred tax assets and liabilities offset	(2,771)	(2,209)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,908	2,674

Deferred tax assets and liabilities are offset if a legally enforceable right exists to offset current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 19).

Tax payables and receivables
Current tax payables and receivables at December 31, 2019 and 2018 are as follows:

Millions of euros	Balance at 12/31/2019	Balance at 12/31/2018
Taxes payable
Tax withholdings	161	98
Indirect taxes	817	781
Social security	137	123
Current income taxes payable	1,073	580
Other	372	465
Total	2,560	2,047

Millions of euros	Balance at 12/31/2019	Balance at 12/31/2018
Tax receivables
Indirect taxes	941	1,073
Current income taxes receivable	507	456
Other	113	147
Total	1,561	1,676

Tax receivables for indirect taxes at December 31, 2019 include 452 million euros corresponding to the outstanding credit for the refund of PIS/COFINS payments described in Note 12 (568 million euros at December 31, 2018).

Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2019, 2018 and 2017 is as follows:

Millions of euros	2019	2018	2017
Accounting profit before tax	2,718	5,571	4,597
Tax expense at prevailing statutory rate	722	1,544	1,310
Permanent differences	(223)	133	(186)
Changes in deferred tax charge due to changes in tax rates	8	6	19
(Capitalization)/reversal of tax deduction and tax relief	(44)	371	(79)
(Capitalization)/reversal of loss carryforwards	118	(1,067)	(123)
(Increase)/decrease in tax expense arising from temporary differences	484	569	157
Other	(11)	65	121
Corporate income tax	1,054	1,621	1,219
Breakdown of current/deferred tax expense
Current tax expense	1,108	1,122	968
Deferred tax expense/(benefit)	(54)	499	251
Total Corporate income tax	1,054	1,621	1,219

The reversed deferred tax assets with a counterparty in Corporate income tax of Telefónica Mexico, referred to in the section “Main changes registered in 2019” of the deferred tax movement, are reflected in the headings “(Capitalization)/reversal of loss carryforwards” amounting to 183 million euros and “(Increase)/decrease in tax expense arising from temporary differences” amounting to 271 million euros.
The heading “Other” at 2019, includes a lower expense for income tax amounting to 201 million euros related to the indemnity associated with the resolution Tribunal Económico-Administrativo Central (see section “Inspections of the tax group in Spain” later in this Note). Moreover, it includes an expense amounting to 154 of Telefónica Peru (see section “Tax litigation in Telefónica del Perú” later in this note).
Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum.
Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized for five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and Coltel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect of the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2019, was 1,552 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State, as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of the tax incentive for those investors that invested in European companies for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision, in its third decision issued on October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
There are also doubts in the Spanish Courts about the classification of the incentive as a deduction and its maintenance in the case of subsequent transmission.
As of the date of this Annual Report, the three decisions continue to be subject to a final ruling. The first two were initially annulled by two judgments of the General Court of the European Union, which were appealed by the EC to the Court of Justice of the European Union and sent again to the General Court in December 2016, which ruled on November 15, 2018, confirming the applicability of the principle of legitimate expectations, but considered the "goodwill amortization" as state aid not compatible with the common market. The third decision remains pending a judgment from the court of first instance.
Notwithstanding the above, the "Tax and Customs Control Unit of the Spanish Tax Authority" (Dependencia de Control Tributario y Aduanero de la Agenica Tributaria), in compliance with the obligation set out in the EC Decision (EU) 2015/314, recovered the amounts that had been deducted in connection with the amortization of goodwill for the indirect acquisition of non-resident companies from 2005 to 2015, and in November of the same year, it initiated the recovery procedure for goodwill relating to years 2016 to 2018. The recovery of such amounts is provisional, pending the final rulings on the appeals brought against the three decisions. The amount paid by Telefónica in March 2019, after offsetting outstanding tax credits (tax losses carryforward and deductions) amounted to 1.4 million euros.
Notwithstanding the fact that the company understands that the principle of legitimate expectations in relation to this tax incentive applies, in relation to tax-amortized goodwill through the purchase of some companies for which the applicability of the legitimate expectations principle is questioned, mainly VIVO, the Group has decided to continue provisioning the amount of the goodwill amortized for tax purposes, amounting to 352 million euros as of December 31, 2019 (283 million euros as of December 31, 2018).
Inspections of the tax group in Spain
In July 2019, new inspection proceedings were initiated for several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The concepts and periods being audited are: Corporate Income Tax for the years 2014 to 2017 and Value Added Tax, Withholdings income Tax for the second half of 2015 and from 2016 to 2018.

In relation to the inspection proceeding of Corporate Income Tax for years 2008 to 2011, on January 23, 2019 Telefónica was notified of a resolution issued by the Spanish Central Economic-Administrative Tax Court (Tribunal Económico-Administrativo Central) which partially upheld the claims brought by Telefónica against the assessments relating to the 2008-2011 Corporate Income Tax Audit.

On March 15, 2019, Telefónica announced that it had been notified of an Execution Notice issued by the Agencia Estatal de Administración Tributaria in connection with the Spanish Central Economic-Administrative Tax Court resolution (which had partially upheld the claims filed by Telefónica against the assessments pertaining to the 2008-2011 Corporate Income Tax Audit). Said Execution Notice ordered a 702 million euros refund to Telefónica, pertaining to overpayments made in those tax years, which was paid to Telefónica at that date. Telefónica filed an appeal with the Central Economic-Administrative Tax Court against the Execution Notice. Such appeal was resolved favorably to Telefónica's interests on June 13, 2019, resulting in a new refund of 201 million euros related to compensating interests which was recorded as Corporate income tax in the 2019 income statement. Telefónica received this payment in July.

In relation to the inspection proceedings of Corporate Tax for the years 2005 to 2007 and 2008 to 2011, which ended in 2012 and 2015, respectively, Telefónica continues to dispute the criteria used for the accounting of Net Operating Losses and deductions. The case is pending before the National Audience.

As a result of the ongoing inspection process and the pending tax years to be inspected, it is not considered that there is a need to recognize additional liabilities in the financial statements of Telefónica S.A.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subjet to this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, Internet advertising services, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), a case is still pending before the Supreme Court including Oi, which could affect other companies of the telecommunications sector.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 15,460 million Brazilian reals (approximately 3,416 million euros at the exchange rate of December 31, 2019, see Note 24 to the Consolidated Financial Statements). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
In addition, there are possible contingencies in relation to the federal taxes amounting to 9,895 million Brazilian reals as of December 31, 2019 (approximately 2,186 million euros at the exchange rate of such date), including mainly those related to the tax amortization in the years 2011 to 2014 of the goodwill originated in the acquisition and subsequent merger of Vivo with Telefónica Brasil (tax inspections from 2016 to 2018 ). These proceedings are at the administrative stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
Tax litigation in Telefónica del Perú
With regard to tax matters in Peru, litigation continues over corporate income tax for 2000 and 2001, payments on account for the year 2000, recoverable balances for 1998 and 1999, and the interest and penalties that should apply to these.
In August 2015, the court of second instance handed down a ruling partially upholding the position of Telefónica del Perú, ruling in its favor on three of the five objections filed by the tax authorities and appealed before the courts, relating, inter alia, to corporate income tax for 2000-2001 (among others). This dispute accounts for more than 75% of the total amount under litigation, with the objections relating to insolvency provisions, interest on borrowing and leases of space for public telephones.
With regard to these tax matters, in July 2019 Telefónica del Perú received notification of two rulings of the Supreme Court on the contentious administrative appeals of the 2000 and 2001 financial years. These rulings do not definitively resolve some of the main issues that both litigation deal with when partial nullity of the previous rulings is declared, and therefore the issues must be returned back to the Superior Court, lower instance, to be judged again.
However, to the extent that there have been some adjustments over which the judgments are pronounced (positively for the Company in relation to the deductibility of the rental of public spaces and negative in the case of the deductibility of certain financial charges), the Company recorded in its financial statements of 2019 an additional provision of 580 million Peruvian soles (approximately 154 million euros at the exchange rate as of December 31, 2019).
In addition, in January 2020 Telefónica del Perú received notification of Supreme Court ruling regarding insolvency provisions, annulling, as for the year 1998, the ruling of the court of second instance for 2000-2001 and returning the case to the court of first instance for it to pass judgment on the matter again.
Therefore, all settlements carried out by SUNAT for 2000 and 2001 financial years are still pending of the final ruling in the judicial phase.
Regarding these ruling, the Group and its external attorneys consider that there are solid arguments to defend their position, both in relation to the insolvency provisions and in relation to the interest in the administrative phase and to recoverable balances for 1998 and 1999.
Given the sentences and rulings handed down in June and August 2015, the Group recognized a provision in the 2015 consolidated financial statements, provision that at December 31, 2019 reached, plus interest accrued and the additional provision recognized in 2019, a total amount of 2,355 million Peruvian soles (approximately 633 million euros at the exchange rate of December 31, 2019). See Note 24.
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute-of-limitations periods. In Spain the taxes from 2014 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:

•	The last twelve years in Germany.

•	The last seven years in United Kingdom.

•	The last seven years in Argentina.

•	The last five years in Brazil, Mexico, Uruguay and the Netherlands.

•	The last six years in Colombia (except for years in which there were tax losses that are then used to offset tax charges, in which case the period is extended to 12 years).

•	The last four years in Peru and Costa Rica.

•	Since 2016, the statute of limitation in Venezuela is six years.

•	The last three years in Chile, Ecuador, El Salvador and the United States.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.